Exhibit 99.2 Furnished as of November 5, 2021 - UNAUDITED

Company Overview Company Information 3 Recent Highlights 6 Financial Highlights 8 Company Snapshot 9 Financial Statements Condensed Consolidated Balance Sheets 10 Condensed Consolidated Statements of Operations 11 Condensed Consolidated Statements of Cash Flows 12 Financial Information FFO, Normalized FFO, Normalized FAD and Adjusted EBITDAre 13 Debt Composition and Maturity Schedule 14 Capitalization and Covenants 15 Portfolio Information Same-Property Performance and NOI 16 Investment Activity 17 Development/Redevelopment Summary and Property Capital Expenditures 18 Net Asset Value Components 19 Key Markets in Top 75 MSA Concentration 20 Portfolio Diversification by Type, Historical Campus Proximity and Ownership Interests 21 New and Renewal Leasing Activity, Historical Leased Rate and Tenant Lease Expirations 22 Tenant Profile, Tenant Specialty and Top MOB Tenants 23 Reporting Definitions 24 Forward-Looking Statements: Certain statements contained in this report constitute forward-looking statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Such statements include, in particular, statements about our plans, strategies, prospects and estimates regarding future medical office building market performance. Additionally, such statements are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially and in adverse ways from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Forward-looking statements are generally identifiable by the use of such terms as “expect,” “project,” “may,” “should,” “could,” “would,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “opinion,” “predict,” “potential,” “pro forma” or the negative of such terms and other comparable terminology. Readers are cautioned not to place undue reliance on these forward-looking statements. We cannot guarantee the accuracy of any such forward-looking statements contained in this report, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Any such forward-looking statements reflect our current views about future events, are subject to unknown risks, uncertainties, and other factors, and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations, provide dividends to stockholders, and maintain the value of our real estate properties, may be significantly hindered. Forward- looking statements express expectations of future events. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties that could cause actual events or results to differ materially from those projected. Due to these inherent uncertainties, our stockholders are urged not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date made. In addition, we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to projections over time, except as required by law. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning us and our business, including additional factors that could materially affect our financial results, is included herein and in our filings with the SEC. Table of Contents 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 2

Company Information Healthcare Trust of America, Inc. (NYSE: HTA) is the largest dedicated owner and operator of medical office buildings (“MOBs”) in the United States, with assets comprising approximately 25.8 million square feet of gross leasable area (“GLA”), and with $7.7 billion invested primarily in MOBs. HTA provides real estate infrastructure for the integrated delivery of healthcare services in highly-desirable locations. Investments are targeted to build critical mass in 20 to 25 leading gateway markets that generally have leading university and medical institutions, which generally translates to superior demographics, highly-educated graduates, intellectual talent and job growth. The strategic markets HTA invests in support a strong, long-term demand for quality medical office space. HTA utilizes an integrated asset management platform consisting of on-site leasing, property management, engineering and building services, and development capabilities to create complete, state of the art facilities in each market. We believe this drives efficiencies, strong tenant and health system relationships, and strategic partnerships that result in high levels of tenant retention, rental growth and long-term value creation. Headquartered in Scottsdale, Arizona, HTA has developed a national brand with dedicated relationships at the local level. Founded in 2006 and listed on the New York Stock Exchange in 2012, HTA has produced attractive returns for its stockholders that have outperformed the US REIT index. More information about HTA can be found on the Company’s Website (www.htareit.com), Facebook, LinkedIn, Instagram and Twitter. Senior Management Peter N. Foss I Interim President and Chief Executive Officer Robert A. Milligan I Chief Financial Officer, Secretary and Treasurer Amanda L. Houghton I Executive Vice President - Asset Management David A. Gershenson I Chief Accounting Officer Caroline E. Chiodo I Senior Vice President - Acquisitions and Development Brock J. Cusano | Senior Vice President - Operations Contact Information Corporate Headquarters Healthcare Trust of America, Inc. I NYSE: HTA 16435 North Scottsdale Road, Suite 320 Scottsdale, Arizona 85254 480.998.3478 www.htareit.com Follow Us: Investor Relations Robert A. Milligan I Chief Financial Officer, Secretary and Treasurer 16435 North Scottsdale Road, Suite 320 Scottsdale, Arizona 85254 480.998.3478 info@htareit.com Transfer Agent Computershare P.O. Box 505000 Louisville, KY 40233 888.801.0107 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 3

$7.7B GROSS INVESTMENTS ~25.8M GLA ACROSS 465 BUILDINGS 240% TOTAL SHAREHOLDER RETURNS (Since December 2006) BBB/Baa2 INVESTMENT GRADE BALANCE SHEET 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 4 BEST IN CLASS PORTFOLIO FOCUSED IN 20-25 KEY MARKETS The HTA Difference HTA: LARGEST DEDICATED OWNER OF MEDICAL OFFICES Industry Leading Portfolio: Core, critical MOBs where healthcare demand is growing: on-campus, core community outpatient, and academic locations. With limited ground lease restrictions. Key Market Focus: Investing in high growth markets where we can achieve operational scale. 10 markets of ~1MM square feet of GLA and 17 markets >500k square feet of GLA. Unique, Vertically Integrated Operating Platform: The strength of a dedicated, national platform delivering tenant satisfaction, performance and growth in our key markets. Strong and Diverse Tenant Base: Partnered with leading healthcare providers in our markets. ~74% of tenants are Health Systems or National/Regional providers. 60% of tenants are credit rated or affiliated with credit rated parties. Steady and Consistent Performance: Delivering earnings growth to the bottom line, even during COVID. Dividend Growth: Only MOB REIT to raise dividend in each of the last 8 years. Investment Grade Balance Sheet: HTA believes its $1.2 billion in liquidity and low leverage positions it for future growth and stability.

FINANCIAL PERFORMANCE: HISTORY OF VALUE CREATION 8.3% Annualized Average Total Returns Since First Distribution in 2006 to September 30, 2021 Same Store Growth Normalized FFO/Share $0.41 $0.41 $0.39 $0.42 $0.42 $0.41 $0.41 $0.41 $0.40 $0.40 $0.41 $0.42 $0.42 $0.42 $0.42 $0.43 $0.43 $0.44 $0.44 $0.44 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 $0.3 $0.35 $0.4 $0.45 2.9% 3.2% 3.1% 2.9% 2.8% 2.3% 2.6% 2.5% 2.7% 2.7% 2.9% 2.5% 2.5% 2.7% 0.6% 0.5% 2.5% 1.6% 2.1% 2.5% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 0% 1% 2% 3% 4% DELIVERING SHAREHOLDER VALUE Steady & Growing Dividend 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 5 2.3% REIT MOB Avg. Top MOB Tenants » AdventHealth » Harbin Clinic » Ascension » HCA Healthcare » Atrium Health » Highmark-Allegheny Health Network » Baylor Scott & White Health » Mercy Health » Boston Medical Center » Steward Health Care » CommonSpirit Health » Tenet Healthcare Corporation » Community Health Network » Tufts Medical Center » Community Health Systems » UNC Health Care 2.4% HTA Avg. 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 $0.28 $0.3 $0.32 $0.305 $0.310 $0.300 $0.315 $0.320 $0.325

Recent Highlights Third Quarter 2021 Highlights: • Reported net income attributable to common stockholders of $0.10 per diluted share. • Reported Funds From Operations (“FFO”), as defined by NAREIT, of $0.44 per diluted share, an increase of 41.9% compared to Q3 2020. • Reported Normalized FFO of $0.44 per diluted share, an increase of 2.3% compared to Q3 2020, which includes the impact of costs related to the whistleblower investigation and leadership transition. • Reported Normalized FAD of $77.8 million, a decrease of 5.7% compared to Q3 2020. • Reported Same-Property Cash Net Operating Income (“NOI”) growth of 2.5% compared to Q3 2020. Year-to-date 2021: • Reported net income attributable to common stockholders of $81.7 million, or $0.37 per diluted share. • Reported FFO of $1.31 per diluted share, an increase of 15.9% compared to 2020. • Reported Normalized FFO of $1.32 per diluted share, an increase of 3.1% compared to 2020. • Reported Normalized FAD of $247.5 million, an increase of 4.3% compared to 2020. Portfolio Performance • As of September 30, 2021, our portfolio’s leased rate increased 40 bps from 89.3% as of Q2 2021 to 89.7% by gross leasable area (“GLA”) and an occupancy rate of 88.0% by GLA. • During Q3 2021, HTA executed leases of 670 thousand square feet of GLA, including 227 thousand square feet of GLA in new leases and 443 thousand square feet of GLA in renewals. Re-leasing spreads were 2.9% and tenant retention for the Same-Property portfolio was 83% by GLA. • Year-to-date, HTA executed leases of approximately 2.0 million square feet of GLA, including 586 thousand square feet of GLA in new leases and 1.4 million square feet of GLA in renewals. Re-leasing spreads were 2.7% and tenant retention for the Same-Property portfolio was 76% by GLA. Investment Activity • During Q3 2021, HTA closed on four medical office building investments totaling $135 million with 469,000 square feet of GLA at anticipated in-place year one yields of 5.7%, increasing market densification in HTA's existing key markets. Subsequent to quarter end, HTA closed on a medical office portfolio encompassing two medical office buildings and a garage for $66 million spanning 293,000 square feet of GLA. As of today, HTA has closed on $248 million of medical office investments totaling 920,000 square feet of GLA with an additional $93 million of investments encompassing more than 260,000 square feet of GLA under contract or exclusive letters of intent, subject to customary closing conditions, expected to close in the fourth quarter. • For the year, HTA anticipates 2021 investment activity to total over $400 million, which includes $342 million of medical office investments closed or under exclusive letters of intent, and $69 million in loan funding commitments to projects in the Texas Medical Center in Houston. • From a development perspective, HTA's existing projects have all been completed as scheduled. In the third quarter, HTA completed core and shell construction on its 109,000 square feet Class A medical office development located on HCA's new Medical City Heart & Spine Hospital in Dallas, TX. This building is currently 74% pre-leased with cash rents expected to commence in the fourth quarter of 2021. HTA's development pipeline consists of five projects in the pre-leasing process, totaling over 850 thousand square feet of GLA. These projects are located in Houston, Orlando and Raleigh and are highlighted by HTA's previously announced strategic partnership with Medistar Corporation to co-develop the Texas A&M Innovation Plaza - Horizon Tower located in Houston, Texas, a 485,000 square foot medical office and life sciences tower with anticipated costs of $215 million expected to commence construction in 2022. • For the nine months ending September 30, 2021, we closed on the disposition of 14 MOBs in non-key markets with a gross sales price of $68.1 million, resulting in a net gain on sale of approximately $32.9 million. Subsequent to September 30, 2021, we closed on the sale of one MOB in Ohio for a gross sales price of $20.2 million at a cap rate of 4.2%. Company Overview 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 6

Recent Highlights Cont'd • Our remaining three developments in California, Florida, and Texas continue to progress, and we anticipate completion on- time between Q1 and Q3 2021. The first two of these developments, representing 130,000 square feet of GLA and $50 million of total construction costs located in Miami, Florida and Bakersfield, California, are anticipated for construction completion and occupancy commencement in late Q1 2021, generating NOI beginning Q2 2021. Capital Activity and Liquidity • During the year, we remained focused on positioning our balance sheet to be poised for future investments through the refinancing of $600 million of existing debt from our $800 million senior unsecured note issuance in Q3 2020, allowing us to eliminate short-term revolver borrowings and near-term debt maturities until 2023 and beyond. • HTA ended Q4 with total liquidity of $1.2 billion, inclusive of $1.0 billion available on our unsecured revolving credit facility, $218.8 million of unsettled equity forward transactions and $12.8 million of cash and cash equivalents. • As of the end of the quarter, HTA had $218.8 million of equity to be settled on a forward basis with the issuance of approximately 9.4 million shares of common stock, subject to adjustment for costs to borrow under the terms of the applicable equity distribution agreements. • HTA ended Q4 2020 with total leverage of (i) 31.4%, measured as debt less cash and cash equivalents to total capitalization, and (ii) 5.9x net debt to Adjusted Earnings before Interest, Taxes, Depreciation and Amortization for real estate (“Adjusted EBITDAre”). Including the impact of the unsettled forward equity agreements, leverage would be 29.2% and 5.3x, respectively. Dividend On December 4, 2020, HTA’s Board of Directors announced a quarterly cash dividend of $0.320 per share of common stock and per Operating Partnership Unit, paid on January 12, 2021 to stockholders of record on January 5, 2021. This marks the 7th consecutive year of dividend increases to our stockholders. 2021 Guidance: HTA expects 2021 guidance to range as follows: The 2021 outlook guidance includes the following additional assumptions: • $300 - $600 million of investments at an average 5.5% to 6.0% yield; • $50 - $100 million of dispositions at a 5.0% to 7.0% yield; • general and administrative costs of $43 - $46 million; • average fully diluted shares of between 226 and 229 million fully diluted shares of common stock outstanding, with proceeds from equity previously raised on a forward basis being utilized to fund acquisitions as they close; • developments being substantially complete as set forth in the Development/Redevelopment summary found elsewhere in this document. • HTA expects leverage, measured as (i) debt less cash and cash equivalents to total capitalization, and (ii) measured as debt less cash and cash equivalents to Adjusted EBITDAre to range between 5.5x and 6.0x throughout the year. HTA's 2021 guidance is based on a number of various assumptions that are subject to change and many of which are outside the control of the Company. Additionally, HTA's guidance does not contemplate impacts from gains or losses from dispositions, potential impairments, or debt extinguishment costs, if any. If actual results vary from these assumptions, HTA's expectations may change. There can be no assurance that HTA will achieve these results. Company Overview 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 7 Recent Highlights Cont'd Capital Activity and Liquidity • HTA ended Q3 2021 with total leverage of (i) 31.4%, measured as debt less cash and cash equivalents to total capitalization, and (ii) 6.2x net debt to Adjusted Earnings before Interest, Taxes, Depreciation and Amortization for real estate (“Adjusted EBITDAre”). Including the impact of the unsettled forward equity agreements, leverage would be 29.2% and 5.8x, respectively. • HTA ended Q3 with total liquidity of $1.2 billion, inclusive of $950.0 million available on our unsecured revolving credit facility, $218.8 million of unsettled equity forward transactions, and $12.8 million of cash and cash equivalents and $1.7 million of restricted cash for funds held in a 1031 exchange account. • As of the end of the quarter, HTA had $218.8 million of equity, based on an average initial forward price of $29.49 per share, to be settled on a forward basis with the issuance of approximately 7.4 million shares of common stock, subject to adjustment for costs to borrow under the terms of the applicable equity distribution agreements. Subsequent Events • Other Investment: On October 1, 2021, HTA made a $6 million investment in Series A Preferred Stock of Pivotal Analytics, Inc. (“Pivotal”), a data analytics platform. Pivotal’s proprietary model integrates demographic data and provider-specific, point-of service claims data from various sources to allow its users to anticipate trends in healthcare, including insight into patient demand and corresponding provider mix in virtually all geographic areas across the United States. As an early adopter and minority investor of this operational platform, we have the exclusive ability to steer the platform to best suit our needs as an owner of medical office space. With this investment, we have further enhanced our capability to serve our healthcare tenants by allowing for programmatic portfolio management through targeting and anticipating space needs in our existing locations, assisting in identifying opportunities for new ground-up development and redevelopments, and supporting us in the evaluation and underwriting of acquisitions. • Debt: On October 6, 2021, HTA entered into a third amended and restated $1.3 billion revolving credit and term loan agreement, refinancing the existing $1.3 billion unsecured credit agreement, lowering HTA's borrowing costs and extending maturities to October 2025. Based on HTA's current investment grade ratings, the revolving credit agreement will initially be priced at LIBOR plus 105 bps, inclusive of a 20 bps facility fee, and the term loan will initially be priced at LIBOR plus 95 bps. The credit agreement also includes a sustainability-linked feature, which allows for a reduction in pricing based on HTA's realization of certain sustainability ratings. • Dividends: On November 4, 2021, HTA’s Board of Directors announced a quarterly cash dividend of $0.325 per share of common stock, and per Healthcare Trust of America Holdings, LP Operating Partnership Unit, to be paid on January 11, 2022 to stockholders and unitholders of record on January 4, 2022. 2021 Guidance: HTA updates its 2021 guidance range as follows: The 2021 guidance includes the following additional assumptions: • $400 - $500 million of investments at an average 5.5% to 6.0% yield; • $88 - $125 million of dispositions at a 5.0% to 6.5% yield; • general and administrative costs of $43 - $46 million; • average fully diluted shares of between 224 and 225 million fully diluted shares of common stock outstanding, with proceeds from equity previously raised on a forward basis being utilized to fund acquisitions as they close; and • developments being substantially completed as planned. • The lower end of the range assumes settlement of forward equity agreements without deployment of cash proceeds for investments. • HTA expects leverage, measured as (i) debt less cash and cash equivalents to total capitalization, and (ii) measured as debt less cash and cash equivalents to Adjusted EBITDAre to range between 5.5x and 6.0x throughout the year. HTA’s 2021 guidance is based on a number of assumptions that are subject to change and many of which are beyond HTA’s control. Additionally, HTA’s guidance does not contemplate impacts from gains or losses from dispositions, potential impairments, or debt extinguishment costs, if any. If actual results vary from these assumptions, HTA’s expectations may change. There can be no assurance that HTA will achieve these results. Annual Expectations Low to High Net income attributable to common stockholders per share $ 0.44 $ 0.48 Same-Property Cash NOI 2.0% 2.5 % FFO per share, as defined by NAREIT $ 1.73 $ 1.77 Normalized FFO per share $ 1.75 $ 1.77

(1) Refer to pages 24 and 25 for the reporting definitions of NOI, Adjusted EBITDAre, FFO, Normalized FFO and Normalized FAD. (2) Refer to page 16 for a reconciliation of GAAP Net Income to NOI. (3) Refer to page 13 for the reconciliations of GAAP Net Income Attributable to Common Stockholders to FFO, Normalized FFO, Normalized FAD and Adjusted EBITDAre. (4) Calculated as the increase in Same-Property Cash NOI for the quarter as compared to the same period in the previous year. (5) Calculated as Adjusted EBITDAre divided by interest expense and scheduled principal payments. (6) Refer to page 15 for components of net debt. (7) Calculated as the common stock price on the last trading day of the period multiplied by the total diluted common shares outstanding at the end of the period, plus net debt. Refer to page 15 for details. Financial Highlights (unaudited and dollars in thousands, except per share data) Three Months Ended 3Q21 2Q21 1Q21 4Q20 3Q20 INCOME ITEMS Revenues $ 191,262 $ 188,615 $ 191,493 $ 187,018 $ 187,326 NOl (1)(2) 131,694 131,206 131,914 130,469 130,078 Adjusted EBITDAre, annualized (1)(3) 491,156 496,792 505,952 496,776 489,928 FFO (1)(3) 97,280 96,789 97,849 95,330 68,489 Normalized FFO (1)(3) 97,787 97,583 98,308 96,450 96,235 Normalized FAD (1)(3) 77,762 80,976 88,758 80,284 82,419 Net income attributable to common stockholders per diluted share $ 0.10 $ 0.17 $ 0.10 $ 0.13 $ (0.03) FFO per diluted share 0.44 0.44 0.44 0.43 0.31 Normalized FFO per diluted share 0.44 0.44 0.44 0.43 0.43 Same-Property Cash NOI growth (4) 2.5% 2.1% 1.6% 2.5% 0.5% Fixed charge coverage ratio (5) 5.05x 5.07x 5.06x 4.94x 4.82x As of 3Q21 2Q21 1Q21 4Q20 3Q20 ASSETS Gross real estate investments $ 7,861,336 $ 7,845,368 $ 7,809,702 $ 7,812,884 $ 7,636,402 Total assets 6,775,631 6,725,404 6,696,591 6,790,692 6,774,572 CAPITALIZATION Net debt (6) $ 3,064,628 $ 2,988,662 $ 2,997,742 $ 2,911,592 $ 2,799,396 Total capitalization (7) 9,754,767 8,924,659 9,129,686 9,028,171 8,573,996 Net debt/total capitalization (6) 31.4% 33.5% 32.8% 32.3% 32.6% Company Overview 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 8

Investments in Real Estate (1) $ 7.7 Total portfolio GLA (2) 25.8 Leased rate (3) 89.7% Same-Property portfolio tenant retention rate (YTD) (4) 76% % of GLA managed internally 96% % of GLA on-campus/adjacent 67% % of invested dollars in key markets in top 75 MSAs (5) 95% Weighted average remaining lease term for all buildings (6) 5.3 Weighted average remaining lease term for single-tenant buildings (6) 5.9 Weighted average remaining lease term for multi-tenant buildings (6) 5.0 Credit ratings (Standard & Poor’s/Moody’s) BBB(Stable)/Baa2(Stable) Cash and cash equivalents (2) $ 12.8 Net debt/total capitalization 31.4% Weighted average interest rate per annum on portfolio debt (7) 2.86% Building Type Presence in Top MSAs (8) Company Snapshot (as of September 30, 2021) Company Overview 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 9 (1) Amount presented in billions. Refer to page 24 for the reporting definition of Investments in Real Estate. (2) Amounts presented in millions. Total portfolio GLA excludes GLA for projects under development and includes 100% of the GLA of its unconsolidated joint venture. (3) Calculations are based on percentage of total GLA, excluding GLA for development properties. (4) Refer to page 25 for the reporting definition of Retention. (5) Refer to page 24 for the reporting definition of Metropolitan Statistical Area. (6) Amounts presented in years. (7) Includes the impact of cash flow hedges. (8) Refer to page 20 for a detailed table of HTA’ s Key Markets in Top 75 MSA Concentration. % of Portfolio (based on GLA) % of Portfolio (based on annualized base rent) Medical Office Buildings 95% Hospitals 4% Senior Care 1% Remaining Top MSAs 41.4% All Other Markets 5.3% Dallas, TX 9.5% Houston, TX 6.7% Boston, MA 6.3% Miami, FL 5.4% Indianapolis, IN 4.5% Atlanta, GA 4.4% Hartford/New Haven, CT 4.4% Phoenix, AZ 4.4% Tampa, FL 4.2% Pittsburgh, PA 3.5%

As of 3Q21 4Q20 ASSETS Real estate investments: Land $ 625,092 $ 596,269 Building and improvements 6,701,356 6,507,816 Lease intangibles 506,010 628,621 Construction in progress 28,878 80,178 7,861,336 7,812,884 Accumulated depreciation and amortization (1,747,354) (1,702,719) Real estate investments, net 6,113,982 6,110,165 Assets held for sale, net 27,049 — Investment in unconsolidated joint venture 63,213 64,360 Cash and cash equivalents 12,836 115,407 Restricted cash 6,628 3,358 Receivables and other assets, net 314,977 251,728 Right-of-use assets - operating leases, net 227,564 235,223 Other intangibles, net 9,382 10,451 Total assets $ 6,775,631 $ 6,790,692 LIABILITIES AND EQUITY Liabilities: Debt $ 3,079,190 $ 3,026,999 Accounts payable and accrued liabilities 178,024 200,358 Liabilities of assets held for sale 263 — Derivative financial instruments - interest rate swaps 9,377 14,957 Security deposits, prepaid rent and other liabilities 82,852 82,553 Lease liabilities - operating leases 195,115 198,367 Intangible liabilities, net 31,473 32,539 Total liabilities 3,576,294 3,555,773 Commitments and contingencies Equity: Preferred stock, $0.01 par value; 200,000,000 shares authorized; none issued and outstanding — — Class A common stock, $0.01 par value; 1,000,000,000 shares authorized; 220,839,006 and 218,578,012 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively 2,208 2,186 Additional paid-in capital 4,973,001 4,916,784 Accumulated other comprehensive loss (11,327) (16,979) Cumulative dividends in excess of earnings (1,857,714) (1,727,752) Total stockholders’ equity 3,106,168 3,174,239 Non-controlling interests 93,169 60,680 Total equity 3,199,337 3,234,919 Total liabilities and equity $ 6,775,631 $ 6,790,692 Financial Statements Condensed Consolidated Balance Sheets (unaudited and in thousands, except share and per share data) 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 10

Three Months Ended Nine Months Ended 3Q21 3Q20 3Q21 3Q20 Revenues: Rental income $ 189,832 $ 187,258 $ 569,676 $ 551,459 Interest and other operating income 1,430 68 1,694 488 Total revenues 191,262 187,326 571,370 551,947 Expenses: Rental 59,568 57,248 176,556 170,310 General and administrative 10,765 10,670 32,254 32,348 Transaction 137 125 299 297 Depreciation and amortization 76,056 75,892 227,307 228,484 Interest expense 23,331 23,136 69,450 71,285 Impairment — — 16,825 — Total expenses 169,857 167,071 522,691 502,724 Gain on sale of real estate, net 143 — 32,896 1,991 Loss on extinguishment of debt, net — (27,726) — (27,726) Income from unconsolidated joint venture 400 422 1,198 1,223 Other income 94 117 401 290 Net income (loss) $ 22,042 $ (6,932) $ 83,174 $ 25,001 Net (income) loss attributable to non-controlling interests (370) 105 (1,461) (438) Net income (loss) attributable to common stockholders $ 21,672 $ (6,827) $ 81,713 $ 24,563 Earnings per common share - basic: Net income (loss) attributable to common stockholders $ 0.10 $ (0.03) $ 0.37 $ 0.11 Earnings per common share - diluted: Net income (loss) attributable to common stockholders $ 0.10 $ (0.03) $ 0.37 $ 0.11 Weighted average common shares outstanding: Basic 218,820 218,549 218,798 217,911 Diluted 222,811 218,549 222,470 221,521 Dividends declared per common share $ 0.325 $ 0.320 $ 0.965 $ 0.950 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 11 Financial Statements Condensed Consolidated Statements of Operations (unaudited and in thousands, except per share data)

Nine Months Ended 3Q21 3Q20 Cash flows from operating activities: Net income $ 83,174 $ 25,001 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 212,332 211,843 Share-based compensation expense 5,034 7,135 Income from unconsolidated joint venture (1,198) (1,223) Distributions from unconsolidated joint venture 2,345 2,455 Impairment 16,825 — Gain on sale of real estate, net (32,896) (1,991) Loss (gain) on extinguishment of debt, net — 27,726 Changes in operating assets and liabilities: Receivables and other assets, net (3,214) 3,282 Accounts payable and accrued liabilities (8,755) (11,787) Security deposits, prepaid rent and other liabilities (2,029) 7,227 Net cash provided by operating activities 271,618 269,668 Cash flows from investing activities: Investments in real estate (147,303) (52,553) Development of real estate (48,482) (49,479) Proceeds from the sale of real estate 67,621 6,420 Capital expenditures (78,047) (59,016) Collection of real estate notes receivable 15,405 709 Advances on real estate notes receivable (66,526) (6,000) Net cash used in investing activities (257,332) (159,919) Cash flows from financing activities: Borrowings on unsecured revolving credit facility 180,000 1,329,862 Payments on unsecured revolving credit facility (130,000) (1,429,862) Proceeds from unsecured senior notes — 793,568 Payments on unsecured senior notes — (300,000) Payments on secured mortgage loans — (114,060) Deferred financing costs — (6,532) Debt extinguishment costs — (25,938) Proceeds from issuance of common stock 53,735 50,020 Issuance of OP Units — 1,378 Repurchase and cancellation of common stock (3,389) (5,094) Dividends paid (210,047) (205,880) Distributions paid to non-controlling interest of limited partners (3,886) (3,581) Net cash (used in) provided by financing activities (113,587) 83,881 Net change in cash, cash equivalents and restricted cash (99,301) 193,630 Cash, cash equivalents and restricted cash - beginning of period 118,765 37,616 Cash, cash equivalents and restricted cash - end of period $ 19,464 $ 231,246 Financial Statements Condensed Consolidated Statements of Cash Flows (unaudited and in thousands) 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 12

FFO, Normalized FFO and Normalized FAD Three Months Ended Nine Months Ended 3Q21 3Q20 3Q21 3Q20 Net income (loss) attributable to common stockholders $ 21,672 $ (6,827) $ 81,713 $ 24,563 Depreciation and amortization expense related to investments in real estate 75,264 74,848 224,814 225,354 Gain on sale of real estate, net (143) — (32,896) (1,991) Impairment — — 16,825 — Proportionate share of joint venture depreciation and amortization 487 468 1,462 1,443 FFO attributable to common stockholders $ 97,280 $ 68,489 $ 291,918 $ 249,369 Transaction expenses 137 125 299 297 Loss on extinguishment of debt, net — 27,726 — 27,726 Non-controlling income from OP units included in diluted shares 370 (105) 1,461 438 Other normalizing adjustments (1) — — — 5,031 Normalized FFO attributable to common stockholders $ 97,787 $ 96,235 $ 293,678 $ 282,861 Non-cash compensation expense (368) 1,832 5,034 7,135 Straight-line rent adjustments, net (3,012) (5,711) (10,408) (12,673) Amortization of (below) and above market leases/leasehold interests and corporate assets, net 344 599 1,336 504 Amortization of deferred financing costs and debt discount/premium, net 1,156 1,275 3,484 3,262 Recurring capital expenditures, tenant improvements and leasing commissions (18,145) (11,811) (45,628) (43,744) Normalized FAD attributable to common stockholders $ 77,762 $ 82,419 $ 247,496 $ 237,345 Net income (loss) attributable to common stockholders per diluted share $ 0.10 $ (0.03) $ 0.37 $ 0.11 FFO adjustments per diluted share, net 0.34 0.34 0.94 1.02 FFO attributable to common stockholders per diluted share $ 0.44 $ 0.31 $ 1.31 $ 1.13 Normalized FFO adjustments per diluted share, net 0.00 0.12 0.01 0.15 Normalized FFO attributable to common stockholders per diluted share $ 0.44 $ 0.43 $ 1.32 $ 1.28 Weighted average diluted common shares outstanding 222,811 222,101 222,470 221,521 Adjusted EBITDAre (2) Three Months Ended 3Q21 Net income $ 22,042 Interest expense 23,331 Depreciation and amortization expense 76,056 Gain on sale of real estate, net (143) Proportionate share of joint venture depreciation and amortization 487 EBITDAre $ 121,773 Transaction expenses 137 Non-cash compensation expense (368) Pro forma impact of investments/dispositions 1,040 Pro forma impact of developments 207 Adjusted EBITDAre $ 122,789 Adjusted EBITDAre, annualized $ 491,156 As of September 30, 2021: Debt $ 3,079,190 Less: cash and cash equivalents (3) 14,562 Net Debt $ 3,064,628 Net Debt to Adjusted EBITDAre 6.2x FFO, Normalized FFO, Normalized FAD and Adjusted EBITDAre (unaudited and in thousands, except per share data) Financial Information (1) For the nine months ended September 30, 2020, other normalizing adjustments includes the following: non-recurring bad debt of $4,672 thousand; incremental hazard pay to facilities employees of $314 thousand; and incremental personal protective equipment of $45 thousand. (2) Refer to page 24 for the reporting definitions of EBITDAre, as defined by NAREIT, and Adjusted EBITDAre. (3) Cash and cash equivalents includes $1.7M of restricted cash for funds held in a 1031 exchange account pending re-investment. 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 13

Period Ending $50,000 $600,000 $500,000 $650,000 $800,000 $300,000 $200,000 Unsecured Revolving Credit Facility Unsecured Senior Notes Unsecured Term Loans 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 Debt Composition and Maturity Schedule (as of September 30, 2021, dollars in thousands) Debt Composition (1) The stated rate on the debt instrument as of the end of the period. (2) The effective rate incorporates any cash flow hedges that serve to fix variable rate debt, as of the end of the period. (3) Rate does not include the 20 basis point facility fee that is payable on the entire $1.0 billion revolving credit facility. (4) Maturity schedule does not reflect a new amended and restated $1.3B Unsecured Revolving Credit Facility and Term Loan Agreement entered into subsequent to September 30, 2021 maturing in October 2025. Maturity Schedule (4) 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 14 Principal Balance Deferred Financing Costs, Net (Discounts)/ Premium, Net Total Stated Rate (1) Hedged Rate (2) Unsecured senior note due 2026 $ 600,000 $ (2,258) $ 5,400 $ 603,142 3.50% 3.50% Unsecured senior note due 2027 500,000 (2,433) (1,571) 495,996 3.75 3.75 Unsecured senior note due 2030 650,000 (4,553) (1,845) 643,602 3.10 3.10 Unsecured senior note due 2031 800,000 (6,136) (5,873) 787,991 2.00 2.00 Total unsecured senior notes $ 2,550,000 $ (15,380) $ (3,889) $ 2,530,731 Unsecured term loan due 2023 300,000 (626) — 299,374 1.23% 2.52% Unsecured term loan due 2024 200,000 (915) — 199,085 1.08 2.32 Total unsecured term loans $ 500,000 $ (1,541) $ — $ 498,459 Unsecured revolving credit facility (3) 50,000 — — 50,000 1.13% 1.13% Total debt $ 3,100,000 $ (16,921) $ (3,889) $ 3,079,190 2.65% 2.86% Financial Information

Capitalization 3Q21 Unsecured revolving credit facility $ 50,000 Unsecured term loans 500,000 Unsecured senior notes 2,550,000 Secured mortgage loans — Deferred financing costs, net (16,921) Discount, net (3,889) Total debt $ 3,079,190 Less: cash and cash equivalents (1) 14,562 Net debt $ 3,064,628 Stock price (as of September 30, 2021) $ 29.66 Total diluted common shares outstanding 225,561 Equity capitalization $ 6,690,139 Total capitalization $ 9,754,767 Total undepreciated assets $ 8,522,985 Gross book value of unencumbered assets $ 8,012,020 Total debt/undepreciated assets 36.1% Net debt/total capitalization 31.4% Available Capital: Unsecured Revolving Credit Facility $ 949,690 Outstanding Forward Equity 218,800 Cash and Cash Equivalents 12,836 Restricted Cash (1031 Exchange Funds) 1,726 Total Available Capital: $ 1,183,052 Equity 69% Unsecured Debt 31% Financial Information Capitalization and Covenants (as of September 30, 2021, dollars and shares in thousands, except stock price) Covenants Bank Loans (2) Required 3Q21 Total leverage ≤ 60% 38% Secured leverage ≤ 30% 0% Fixed charge coverage ≥ 1.50x 5.05x Unencumbered leverage ≤ 60% 38% Unencumbered coverage ≥ 1.75x 5.49x Senior Notes Required 3Q21 Total leverage ≤ 60% 37% Secured leverage ≤ 40% 0% Unencumbered asset coverage ≥ 150% 267% Interest coverage ≥ 1.50x 5.12x 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 15 (1) Cash and cash equivalents includes $1.7M of restricted cash for funds held in a 1031 exchange account pending re-investment. (2) Covenant calculations for the Bank Loans effective as of September 30, 2021. Subsequent to September 30, 2021 the unsecured term loan due 2023 was amended and restated. Modifications to the covenant calculations reflected in the amended term loan agreement resulted in total leverage of 36%, unencumbered leverage of 36%, and unencumbered coverage of 5.22x. All other covenant calculations remained unchanged.

Three Months Ended Sequential Year-Over-Year 3Q21 2Q21 3Q20 $ Change % Change $ Change % Change Rental revenue $ 127,601 $ 126,971 $ 124,727 $ 630 0.5% $ 2,874 2.3% Tenant recoveries 38,556 38,427 37,971 129 0.3 585 1.5 Total rental income 166,157 165,398 162,698 759 0.5 3,459 2.1 Expenses 50,999 49,342 50,382 1,657 3.4 617 1.2 Same-Property Cash NOI $ 115,158 $ 116,056 $ 112,316 $ (898) (0.8%) $ 2,842 2.5% Rental Margin (1) 90.2% 91.4% 90.0% As of 3Q21 2Q21 3Q20 Number of buildings 421 421 421 GLA 22,326 22,324 22,319 Leased GLA, end of period 20,191 20,106 20,315 Leased %, end of period 90.4% 90.1% 91.0% Occupancy GLA, end of period 19,919 19,914 20,233 Occupancy %, end of period 89.2% 89.2% 90.7% NOI (2) Three Months Ended 3Q21 3Q20 Net income $ 22,042 $ (6,932) General and administrative expenses 10,765 10,670 Transaction expenses 137 125 Depreciation and amortization expense 76,056 75,892 Interest expense 23,331 23,136 (Gain) loss on sale of real estate, net (143) — (Gain) loss on extinguishment of debt, net — 27,726 Income from unconsolidated joint venture (400) (422) Other income (94) (117) NOI $ 131,694 $ 130,078 NOI percentage growth 1.2% NOI $ 131,694 $ 130,078 Straight-line rent adjustments, net (3,012) (5,711) Amortization of (below) and above market leases/leasehold interests, net and other GAAP adjustments (538) (113) Notes receivable interest income (1,264) (11) Cash NOI $ 126,880 $ 124,243 Acquisitions not owned/operated for all periods presented and disposed properties Cash NOI (5,245) (2,245) Redevelopment Cash NOI (116) (1,043) Intended for sale Cash NOI (6,361) (8,639) Same-Property Cash NOI $ 115,158 $ 112,316 Same-Property Cash NOI percentage growth 2.5% Portfolio Information Same-Property Performance and NOI (as of September 30, 2021, unaudited and dollars and GLA in thousands) Same-Property Performance 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 16 (1) Rental margin presents Same-Property Cash NOI divided by Same-Property rental revenue. (2) Refer to pages 24 and 25 for the reporting definitions of NOI, Cash NOI and Same-Property Cash NOI.

Property Market Date Acquired/ Invested % Leased at Acquisition Purchase Price (1) GLA Acquisitions: Mt. Carmel East MOB Columbus, OH January 92% $ 16,225 75 Duke Medical Plaza Raleigh, NC March 100 16,300 42 East Cooper MOB Charleston, SC April 100 20,000 40 Austin Bluffs MOB Colorado Springs, CO August 77 16,020 100 Twelve Oaks MOB Houston, TX August 71 26,000 140 Clint Moore Medical Facility Boca Raton, FL August 100 50,000 102 Houston Medical Center Houston, TX August 86 43,000 127 Total Acquisitions 187,545 626 Texas Medical Center Notes (2) Houston, TX June 53,672 — Total Investments $ 241,217 626 Portfolio Information Investment Activity (as of September 30, 2021, dollars and GLA in thousands) 2021 Investments Annual Investment Activity (3) 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 17 (1) Excludes corporate assets and land only purchases. (2) Represents mezzanine and mortgage notes funded through September 30, 2021. HTA has real estate loan commitments totaling $69,119, of which $15,447 was unfunded as of September 30, 2021. (3) Excludes real estate note receivables and corporate assets. As of September 30, 2021, HTA has invested $7.7 billion primarily in MOBs, development properties and other healthcare assets comprising 25.8 million square feet of GLA. Annual Investment Activity $413,150 $542,976 $455,950 $802,148 $68,314 $294,937 $397,826 $439,530 $271,510 $700,764 $2,722,467 $557,938 $191,963 $187,545 $(82,885) $(35,685) $(39,483) $(85,150) $(308,550) Acquisitions Dispositions 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $-350,000 $0 $350,000 $700,000 $1,050,000 $1,400,000 $1,750,000 $2,100,000 $2,450,000 $2,800,000 $(4,900) $17,729 $(24,310) Property Market Date Disposed Sales Price GLA Ballad Portfolio (13 buildings) Tennessee and Virginia May $ 67,500 410 Gallery Professional Building St. Paul, MN September 600 108 Total $ 68,100 518 2021 Dispositions $(68,100)

Portfolio Information 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 18 Project MSA Total GLA % Leased Total Construction Cost Completed Costs Costs to Complete Expected Stabilization Cary MOB Raleigh, NC 127 97 $ 43,897 $ 38,550 $ 5,347 2021 Memorial Hospital MOB Bakersfield, CA 84 90 29,258 27,054 2,204 2021 Jackson South MOB (2) Miami, FL 52 69 21,098 18,307 2,791 2021 Pavilion III MOB (2) Dallas, TX 109 74 59,608 44,394 15,214 2022 Total Completed Development Projects 372 85 $ 153,861 $ 128,305 $ 25,556 Development Activity and Property Capital Expenditures (as of September 30, 2021, dollars and GLA in thousands) Completed Development Projects (1) Project MSA Total GLA % Leased Total Construction Cost LTD Costs (3) Costs to Complete Estimated Completion Redevelopment: Mission Medical Center Bldgs I & II Los Angeles, CA 105 27 22,087 21,041 1,046 2Q21 Westminster MOB Denver, CO 37 100 5,081 4,911 170 2Q21 Houston Methodist Houston, TX 49 63 6,684 6,223 461 3Q21 Total Active Redevelopment Projects 191 50 $ 33,852 $ 32,175 $ 1,677 (1) HTA currently has five additional development projects at various stages of the pre-leasing phase, totaling over 850 thousand square feet of GLA with anticipated costs of over $375 million. (2) Annual Cash NOI upon full stabilization of recently completed development projects is expected to approximate $4.9 million. Costs to complete primarily represent tenant improvements pending completion. (3) Represents Life-to-Date (LTD) incremental construction costs for assets that have not been placed in service and excludes existing book value of development and redevelopment assets. Active Redevelopment Projects Property Capital Expenditures Three Months Ended Nine Months Ended 3Q21 3Q21 Recurring capital expenditures $ 6,891 $ 15,857 Tenant improvements - 2nd generation 8,879 23,123 Lease commissions 2,375 6,648 Total recurring capital expenditures $ 18,145 $ 45,628 Capital expenditures - 1st generation/acquisition 5,563 12,484 Capital expenditures/tenant improvements - redevelopment 1,475 7,483 Tenant improvements - 1st generation/acquisition 1,146 4,168 Total capital expenditures incurred $ 26,329 $ 69,763 During the three and nine months ended September 30, 2021, approximately $1.0 million and $3.3 million of capital expenditures were incurred related to environmental, sustainability or other conservation initiatives.

(1) Timing and other adjustments include the pro forma impact of current quarter acquisitions and dispositions, the pro forma impact of development properties, as well as the elimination of Cash NOI for redevelopment assets. (2) Represents Cash NOI on acquisitions not owned/operated for all periods presented and disposed properties Cash NOI. (3) Represents incremental Cash NOI on recently completed and unstabilized development assets only. Anticipated incremental Cash NOI upon stabilization of development and redevelopment assets will be determined upon substantial completion of construction and/or stabilization. (4) Includes tenant receivables of $7,460, other receivables of $6,106, prepaid expenses, deposits, equipment and other of $51,240 and real estate notes receivable, net of $53,111. (5) Represents LTD costs on active redevelopment projects only. (6) Represents existing book value on redevelopment assets not included in LTD costs, for which Cash NOI is excluded from 3Q21 Adjusted Cash NOI. Amount includes book value of six properties undergoing substantial tenant improvement activities or in a pre-construction phase not included in Active Redevelopment Projects on page 18 in addition to three Active Redevelopment Projects included on page 18. Amount does not include book value of unstabilized development assets or a recently completed development. (7) Excludes accrued dividend distributions of $73,307 which represents our quarterly dividend being declared in one quarter and paid in the next. This accrual is excluded for purposes of calculating net asset value to provide comparability to REIT peers whose dividends are declared and paid within the same quarter. (8) Excludes finance right-of-use liability of $15,455. 3Q21 Timing/Other Adjustments (1) Incremental NOI Upon Stabilization (3) 3Q21 Adjusted Cash NOI Annualized Adjusted Cash NOICash NOI Same-Store Cash NOI $ 115,158 $ — $ — $ 115,158 $ 460,632 Acquisitions/Dispositions Cash NOI (2) 5,212 1,040 — 6,252 25,008 Unstabilized development assets Cash NOI 33 207 974 1,214 4,856 Intended for sale Cash NOI 6,361 — — 6,361 25,444 Redevelopment Cash NOI 116 (116) — — — Total $ 126,880 $ 1,131 $ 974 $ 128,985 $ 515,940 Unsecured revolving credit facility $ 50,000 Unsecured term loans 500,000 Unsecured senior notes 2,550,000 Total debt $ 3,100,000 Accounts payable and accrued liabilities (7) 104,717 Security deposits, prepaid rent and other liabilities (8) 67,397 Total $ 3,272,114 Portfolio Information Net Asset Value Components (as of September 30, 2021, in thousands) Cash NOI 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 19 Obligations Cash and cash equivalents and restricted cash $ 19,464 Receivables and other assets (4) 117,917 Investment in unconsolidated joint venture 63,213 Redevelopment LTD costs (5) 32,175 Book value of redevelopment assets (6) 177,962 Land parcels held for development 31,991 Total $ 442,722 Other Assets Total Diluted Common Shares Outstanding 222,811 Total Shares Outstanding

Portfolio Information Key Markets in Top 75 MSA Concentration (as of September 30, 2021, dollars and GLA in thousands) Key Markets in Top 75 MSA Concentration (1) (1) Key markets are titled as such based on HTA’s concentration in the respective MSA (2) Refer to page 24 for the reporting definition of Annualized Base Rent. (3) Total portfolio GLA excludes GLA of projects under development and includes 100% of the GLA of its unconsolidated joint venture. 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 20 Key Markets Annualized Base Rent (2) % of Annualized Base Rent Total GLA (3) % of Portfolio Investment % of Investment Dallas, TX $ 54,430 9.5% 2,209 8.6% $ 907,237 11.8% Houston, TX 38,462 6.7 1,935 7.5 534,869 6.9 Boston, MA 36,152 6.3 965 3.7 397,693 5.2 Miami, FL 30,654 5.4 1,329 5.2 358,449 4.7 Indianapolis, IN 25,843 4.5 1,396 5.4 281,768 3.7 Hartford/New Haven, CT 25,113 4.4 1,165 4.5 347,104 4.5 Atlanta, GA 25,058 4.4 1,121 4.3 338,886 4.4 Phoenix, AZ 24,884 4.4 1,313 5.1 267,781 3.5 Tampa, FL 24,289 4.2 954 3.7 347,764 4.5 Pittsburgh, PA 20,111 3.5 1,094 4.2 148,612 1.9 Charlotte, NC 19,237 3.4 922 3.6 214,887 2.8 Raleigh, NC 19,174 3.3 790 3.1 228,105 3.0 Orange County/Los Angeles, CA 17,234 3.0 719 2.8 326,070 4.2 New York, NY 15,626 2.7 615 2.4 256,144 3.3 Albany, NY 15,015 2.6 833 3.2 170,071 2.2 Chicago, IL 13,711 2.4 454 1.8 231,178 3.0 Denver, CO 13,473 2.4 607 2.4 265,807 3.4 Orlando, FL 12,752 2.2 513 2.0 156,300 2.0 Austin, TX 9,188 1.6 409 1.6 164,425 2.1 El Paso, TX 9,103 1.6 476 1.8 121,409 1.6 Top 20 MSAs 449,509 78.5 19,819 76.9 6,064,559 78.7 Additional Top MSAs 92,676 16.2 4,541 17.6 1,248,686 16.2 Total Key Markets in Top 75 MSAs $ 542,185 94.7% 24,360 94.5% $ 7,313,245 94.9% All Other Markets 30,275 5.3 1,427 5.5 389,851 5.1 Total All Markets $ 572,460 100% $ 25,787 100% $ 7,703,096 100%

As of 3Q21 2Q21 1Q21 4Q20 3Q20 Off-Campus Aligned 26% 26% 26% 26% 26% On-Campus 67 67 67 67 67 On-Campus/Aligned 93% 93% 93% 93% 93% Off-Campus/Non-Aligned 7 7 7 7 7 Total 100% 100% 100% 100% 100% Number of Buildings Number of States Annualized Base Rent (1) % of Annualized Base Rent Total GLA (2) % of Total GLA Medical Office Buildings Single-tenant 127 18 $ 140,135 24.5% 5,817 22.5% Multi-tenant 320 32 394,075 68.8 18,661 72.4 Other Healthcare Facilities Hospitals 15 7 32,464 5.7 954 3.7 Senior care 3 1 5,786 1.0 355 1.4 Total 465 32 $ 572,460 100% 25,787 100% (1) Refer to page 24 for the reporting definition of Annualized Base Rent. (2) Total portfolio and total occupied GLA excludes GLA of projects under development and includes 100% of the GLA of its unconsolidated joint venture. (3) Percentages shown as percent of total GLA. Refer to page 25 for the reporting definitions of Off-campus/Non-Aligned and On-Campus/Aligned. (4) Refer to pages 24 and 25 for the reporting definitions of Customary Health System Restrictions, Economic with Limited Restrictions, and Occupancy Health System Restrictions. (5) Percentages shown as percent of total GLA. Portfolio Information Portfolio Diversification by Type, Historical Campus Proximity and Ownership Interests (as of September 30, 2021, dollars and GLA in thousands, except as otherwise noted) Portfolio Diversification by Building Type Historical Campus Proximity (3) 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 21 Ownership Interests (4) Number of Buildings Annualized Base Rent (1) % of Annualized Base Rent GLA (2) As of (5) 3Q21 2Q21 1Q21 4Q20 3Q20 Fee Simple 321 $ 360,386 63% 16,227 63% 62% 62% 62% 63% Customary Health System Restrictions 137 202,837 35 9,191 36 36 36 36 36 Economic with Limited Restrictions 6 8,770 2 334 1 2 2 2 1 Occupancy Health System Restrictions 1 467 — 35 — — — — — Leasehold Interest Subtotal 144 212,074 37 9,560 37 38 38 38 37 Total 465 $ 572,460 100% 25,787 100% 100% 100% 100% 100% Annualized Base Rent (1) % of Annualized Base Rent Total Occupied GLA (2) % of Occupied GLA Triple-net $ 323,932 56.6% 13,031 57.4 % Modified gross 153,905 26.9 6,141 27.0 Absolute net 53,232 9.3 1,917 8.4 Full-service gross 41,391 7.2 1,599 7.0 % Total $ 572,460 100% 22,688 100 % Portfolio Diversification by Lease Type

Total GLA Average Term (1) Average Base Rent (2) Tenant Improvements (2) Leasing Commissions (2) Expiring Starting 1Q 2021 New Leases 209 4.4 $ 22.72 $ 22.34 $ 3.63 Renewal Leases 496 4.2 $ 24.92 25.69 5.03 2.21 Total 1Q 2021 705 4.2 $ 24.75 $ 10.32 $ 2.64 2Q 2021 New Leases 150 7.3 $ 24.96 $ 36.63 $ 4.31 Renewal Leases 497 3.6 $ 24.32 24.83 5.26 2.06 Total 2Q 2021 647 4.5 $ 24.86 $ 12.56 $ 2.58 3Q 2021 New Leases 227 7.1 $ 24.59 $ 43.87 $ 6.47 Renewal Leases 443 4.5 $ 22.85 23.52 11.04 2.27 Total 3Q 2021 670 5.4 $ 23.89 $ 22.93 $ 3.83 YTD 2021 New Leases 586 6.2 $ 24.02 $ 34.35 $ 4.90 Renewal Leases 1,436 4.1 $ 24.06 24.71 6.99 2.17 Total YTD 2021 2,022 4.7 $ 24.50 $ 15.16 $ 3.01 As of 3Q21 2Q21 1Q21 4Q20 3Q20 Total portfolio leased rate 89.7% 89.3% 89.2% 89.8% 90.1% On-campus/aligned leased rate 89.8 89.4 89.3 89.8 90.1 Off-campus/non-aligned leased rate 88.8 87.9 88.7 90.0 90.5 Total portfolio occupancy rate 88.0 87.9 87.9 89.1 89.5 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 22 Portfolio Information New and Renewal Leasing Activity, Historical Leased Rate and Tenant Lease Expirations (as of September 30, 2021, dollars and GLA in thousands) New and Renewal Leasing Activity Historical Leased Rate (3) Expiration Number of Expiring Leases Annualized Base Rent of Expiring Leases (4) % of Total Annualized Base Rent Total GLA of Expiring Leases (5) % of GLA of Expiring Leases Month-to-month 138 $ 6,841 1.2% 257 1.1% 2021 121 10,873 1.9 395 1.7 2022 704 63,848 11.2 2,460 10.6 2023 574 60,351 10.5 2,671 11.6 2024 545 67,474 11.8 2,573 11.1 2025 394 54,010 9.4 2,153 9.3 2026 448 49,698 8.7 2,297 9.9 2027 247 63,144 11.0 2,322 10.0 2028 167 33,461 5.9 1,352 5.9 2029 223 43,585 7.6 1,772 7.7 2030 105 30,263 5.3 1,156 5.0 Thereafter 319 88,912 15.5 3,724 16.1 Total 3,985 $ 572,460 100% 23,132 100% Tenant Lease Expirations (1) Amounts presented in years. (2) Amounts presented per square foot of GLA. (3) Calculations are based on percentage of total GLA, excluding GLA for projects under development, and including 100% of the GLA of its unconsolidated joint venture. (4) Refer to page 24 for the reporting definition of Annualized Base Rent. (5) Total portfolio GLA excludes GLA of projects under development and includes 100% of the GLA of its unconsolidated joint venture.

Tenant Weighted Average Remaining Lease Term (5) Credit Rating (6) Annualized Base Rent (1) % of Annualized Base Rent Total Leased GLA (7) % of Leased GLA Baylor Scott & White Health 5 Aa3 $ 23,618 4.1% 828 3.6% HCA Healthcare 6 Baa3 19,678 3.4 744 3.2 Highmark-Allegheny Health Network 8 Baa1 17,682 3.1 927 4.0 Tenet Healthcare Corporation 6 B2 14,896 2.6 596 2.6 Ascension 5 Aa2 11,752 2.1 482 2.1 Tufts Medical Center 6 Aa3 11,598 2.0 255 1.1 Steward Health Care 8 NR 10,644 1.9 380 1.6 AdventHealth 4 Aa2 9,972 1.7 402 1.7 CommonSpirit Health 8 Baa1 7,914 1.4 360 1.6 Community Health Systems 7 B3 7,909 1.4 385 1.7 Emblem Health 13 C+ 7,462 1.3 281 1.2 Trinity Health 6 Aa3 7,227 1.3 288 1.2 Harbin Clinic 6 NR 7,118 1.3 316 1.4 Mercy Health 5 A1 7,102 1.2 270 1.2 United Health Group 4 A3 6,425 1.1 280 1.2 Total $ 170,997 29.9% 6,794 29.4% Portfolio Information Tenant Profile, Tenant Specialty and Top MOB Tenants (as of September 30, 2021, dollars and GLA in thousands, except as otherwise noted) Top MOB Tenants (4) (1) Refer to page 24 for the reporting definition of Annualized Base Rent. (2) Tenant Specialty includes the percentage of total GLA of multi-tenanted clinical MOBs. (3) Primary Care includes Pediatrics, Family and Internal Medicine. (4) Represents direct leases with leading MOB health systems and their subsidiaries. Parent tenant credit rating used where direct tenant is not rated. (5) Amounts presented in years. (6) Credit ratings from S&P, Moody's or AM Best where appropriate. (7) Total leased and total portfolio GLA excludes GLA of projects under development and includes 100% of the GLA of its unconsolidated joint venture. 3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 23 Tenant Specialty (2) Specialty On-Campus Off-Campus Total Primary Care (3) 15.4% 17.2% 16.0% Orthopedics/Sports Medicine 8.7% 9.6% 9.0% Obstetrics/Gynecology 9.0 3.7 7.2 Cardiology 6.4 3.0 5.3 Oncology 3.7 2.3 3.2 Imaging/Diagnostics/Radiology 3.0 4.9 3.7 Eye and Vision 2.9 3.4 3.1 General Surgery 2.6 3.1 2.7 Other Specialty 35.9 37.5 36.4 Specialty 72.2% 67.5% 70.6% Ambulatory Surgery Center 3.7% 5.6% 4.4% Education/Research 3.1 1.9 2.7 Pharmacy 1.1 0.5 0.9 Other 4.5 7.3 5.4 Total 100% 100% 100% Tenant Classification Annualized Base Rent (1) % of Annualized Base Rent Health Systems/Universities $ 339,796 60% National/Large Regional Providers 82,224 14 Local Healthcare Providers/Other 150,440 26 Total $ 572,460 100% Credit Rated Tenancy Investment Grade $ 278,468 49% Other Credit Rated 64,061 11 Total Credit Rated $ 342,529 60% Not Rated/Other 229,931 40 Total $ 572,460 100% Tenant Profile Credit Rated Tenancy Ratings Leased GLA (3) % of GLA ABR (4) % of ABR Investment Grade 10,805 48% $ 260,452 47% Other Credit Rated 2,789 12 77,954 15 Total Credit Rated 13,594 60% $ 338,406 62% Not Rated/Other 9,054 40 210,673 38 Total 22,648 100% $ 549,079 100%

3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 24 Reporting Definitions Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”): Adjusted EBITDAre is presented on an assumed annualized basis. HTA defines Adjusted EBITDAre as EBITDAre (computed in accordance with NAREIT as defined below) plus: (i) transaction expenses; (ii) gain or loss on extinguishment of debt; (iii) non-cash compensation expense; (iv) pro forma impact of its acquisitions/dispositions; and (v) other normalizing adjustments. HTA considers Adjusted EBITDAre an important measure because it provides additional information to allow management, investors, and its current and potential creditors to evaluate and compare its core operating results and its ability to service debt. Annualized Base Rent or (“ABR”): Annualized base rent is calculated by multiplying contractual base rent for the end of the period by 12 (excluding the impact of abatements, concessions, and straight-line rent). Cash Net Operating Income (“Cash NOI”): Cash NOI is a non-GAAP financial measure which excludes from NOI: (i) straight-line rent adjustments; (ii) amortization of below and above market leases/leasehold interests and other GAAP adjustments; (iii) notes receivable interest income; and (iv) other normalizing adjustments. Contractual base rent, contractual rent increases, contractual rent concessions and changes in occupancy or lease rates upon commencement and expiration of leases are a primary driver of HTA’s revenue performance. HTA believes that Cash NOI, which removes the impact of straight-line rent adjustments, provides another measurement of the operating performance of its operating assets. Additionally, HTA believes that Cash NOI is a widely accepted measure of comparative operating performance of real estate investment trusts (“REITs”). However, HTA’s use of the term Cash NOI may not be comparable to that of other REITs as they may have different methodologies for computing this amount. Cash NOI should not be considered as an alternative to net income or loss (computed in accordance with GAAP) as an indicator of its financial performance. Cash NOI should be reviewed in connection with other GAAP measurements. Credit Ratings: Credit ratings of parent tenants and their subsidiaries. Customary Health System Restrictions: Ground leases with a health system ground lessor that include restrictions on tenants that may be considered competitive with the hospital, including provisions that tenants must have hospital privileges. Economic with Limited Restrictions: Ground leases that are primarily economic in nature and contain no material restrictions on tenancy. Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”): As defined by NAREIT, EBITDAre is computed as net income or loss (computed in accordance with GAAP) plus: (i) interest expense; (ii) income tax expense (not applicable to HTA); (iii) depreciation and amortization; (iv) impairment; (v) gain or loss on the sale of real estate; and (vi) the proportionate share of joint venture depreciation and amortization. Funds from Operations (“FFO”): HTA computes FFO in accordance with the current standards established by NAREIT. NAREIT defines FFO as net income or loss attributable to common stockholders (computed in accordance with GAAP), excluding gains or losses from sales of real estate property and impairment write-downs of depreciable assets, plus depreciation and amortization related to investments in real estate, and after adjustments for unconsolidated partnerships and joint ventures. HTA presents this non-GAAP financial measure because it considers it an important supplemental measure of its operating performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Historical cost accounting assumes that the value of real estate assets diminishes ratably over time. Since real estate values have historically risen or fallen based on market conditions, many industry investors have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Because FFO excludes depreciation and amortization unique to real estate, among other items, it provides a perspective not immediately apparent from net income or loss attributable to common stockholders. Gross Leasable Area (“GLA”): Gross leasable area in square feet. Investments in Real Estate: Based on acquisition price. Leased Rate: Leased rate represents the percentage of total GLA that is leased (excluding GLA for properties under development), including month-to-month leases and leases which have been executed, but which have not yet commenced, as of the date reported. Metropolitan Statistical Area (“MSA”): Is a geographical region with a relatively high population density at its core and close economic ties throughout the area. MSAs are defined by the Office of Management and Budget. Net Operating Income (“NOI”): NOI is a non-GAAP financial measure that is defined as net income or loss (computed in accordance with GAAP) before: (i) general and administrative expenses; (ii) transaction expenses; (iii) depreciation and amortization expense; (iv) impairment; (v) interest expense; (vi) gain or loss on sales of real estate; (vii) gain or loss on extinguishment of debt; (viii) income or loss from unconsolidated joint venture; and (ix) other income or expense. HTA believes that NOI provides an accurate measure of the operating performance of its operating assets because NOI excludes certain items that are not associated with the management of its properties. Additionally, HTA believes that NOI is a widely accepted measure of comparative operating performance of REITs. However, HTA’s use of the term NOI may not be comparable to that of other REITs as they may have different methodologies for computing this amount. NOI should not be considered as an alternative to net income or loss (computed in accordance with GAAP) as an indicator of HTA’s financial performance. NOI should be reviewed in connection with other GAAP measurements.

3Q 2021 I Supplemental Information Healthcare Trust of America, Inc. I 25 Reporting Definitions - Continued Normalized Funds Available for Distribution (“Normalized FAD”): HTA computes Normalized FAD, which excludes from Normalized FFO: (i) non-cash compensation expense; (ii) straight-line rent adjustments; (iii) amortization of below and above market leases/leasehold interests and corporate assets; (iv) deferred revenue - tenant improvement related and other income; (v) amortization of deferred financing costs and debt premium/discount; and (vi) recurring capital expenditures, tenant improvements and leasing commissions. HTA believes this non-GAAP financial measure provides a meaningful supplemental measure of its operating performance. Normalized FAD should not be considered as an alternative to net income or loss attributable to common stockholders (computed in accordance with GAAP) as an indicator of its financial performance, nor is it indicative of cash available to fund cash needs. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (“Normalized FFO”): HTA computes Normalized FFO, which excludes from FFO: (i) transaction expenses; (ii) gain or loss on extinguishment of debt; (iii) non-controlling income or loss from partnership units included in diluted shares; and (iv) other normalizing adjustments, which include items that are unusual and infrequent in nature. HTA presents this non-GAAP financial measure because it allows for the comparison of its operating performance to other REITs and between periods on a consistent basis. HTA’s methodology for calculating Normalized FFO may be different from the methods utilized by other REITs and, accordingly, may not be comparable to other REITs. Normalized FFO should not be considered as an alternative to net income or loss attributable to common stockholders (computed in accordance with GAAP) as an indicator of its financial performance, nor is it indicative of cash available to fund cash needs. Normalized FFO should be reviewed in connection with other GAAP measurements. Occupancy Health System Restrictions: Ground leases with customary health system restrictions whereby the restrictions cease if occupancy in the buildings/on-campus fall below stabilized occupancy, which is generally between 85% and 90%. Off-Campus/Non-Aligned: A building or portfolio that is not located on or adjacent to a healthcare or hospital campus or does not have full alignment with a recognized healthcare system. On-Campus/Aligned: On-campus refers to a property that is located on or adjacent to a healthcare or hospital campus. Aligned refers to a property that is not on a healthcare or hospital campus, but is anchored by a healthcare system. Recurring Capital Expenditures, Tenant Improvements and Leasing Commissions: Represents amounts paid for: (i) recurring capital expenditures required to maintain and re-tenant its properties; (ii) second generation tenant improvements; and (iii) leasing commissions paid to secure new tenants. Excludes capital expenditures and tenant improvements for recent acquisitions that were contemplated in the purchase price or closing agreements. Retention: Represents the sum of the total leased GLA of tenants that renewed a lease during the period over the total GLA of leases that renewed or expired during the period. Same-Property Cash Net Operating Income (“Same-Property Cash NOI”): To facilitate the comparison of Cash NOI between periods, HTA calculates comparable amounts for a subset of its owned and operational properties referred to as “Same-Property”. Same-Property Cash NOI excludes (i) properties which have not been owned and operated by HTA during the entire span of all periods presented and disposed properties, (ii) HTA’s share of unconsolidated joint ventures, (iii) development, redevelopment and land parcels, (iv) properties intended for disposition in the near term which have (a) been approved by the Board of Directors, (b) are actively marketed for sale, and (c) an offer has been received at prices HTA would transact and the sales process is ongoing, and (v) certain non-routine items. Same-Property Cash NOI should not be considered as an alternative to net income or loss (computed in accordance with GAAP) as an indicator of its financial performance. Same-Property Cash NOI should be reviewed in connection with other GAAP measurements. Tenant Recoveries: Tenant reimbursement revenue, which is comprised of additional amounts recoverable from tenants for real estate taxes, common area maintenance and other certain operating expenses are recognized as revenue on a gross basis in the period in which the related recoverable expenses are incurred. HTA accrues revenue corresponding to these expenses on a quarterly basis to adjust recorded amounts to its best estimate of the final annual amounts to be billed. Subsequent to year-end, on a calendar year basis, HTA performs reconciliations on a lease-by-lease basis and bill or credit each tenant for any differences between the estimated expenses HTA billed and the actual expenses that were incurred.